UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Third Avenue, Suite 1115

New York, NY 10017

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.Entry into a Material Definitive Agreement.

Royalty Note Purchase Agreement

On June 30, 2026, MeiraGTx Holdings plc (the “Company”) and certain of its subsidiaries entered into a Royalty Note Purchase Agreement (the “Royalty Note Purchase Agreement”), by and among MeiraGTx, LLC, as issuer, the Company and certain of its subsidiaries, as obligors (collectively, together with the Company, the “Obligors”), the purchasers party thereto (the “Purchasers”) and Maverick SA LLC, as purchaser agent, an affiliate of funds managed by Oberland Capital Management LLC (“Oberland”).

Pursuant to the Royalty Note Purchase Agreement, the Purchasers agreed to purchase senior secured royalty notes (the “Royalty Notes”) from MeiraGTx, LLC of up to $375 million in a series of royalty note purchases (each, a “Purchase”) as follows:

(i)	subject to the satisfaction of certain customary closing conditions, an initial Purchase on June 30, 2026 for an aggregate purchase price of $100 million (the “First Purchase”);
(ii)	a second Purchase on July 17, 2026 for an aggregate purchase price of $25 million (the “Second Purchase”);
(iii)

at MeiraGTx, LLC’s option and subject to the satisfaction of certain conditions, an additional Purchase for an aggregate purchase price of $50 million upon the occurrence of positive data readouts from the Phase 2 AQUAx2 study for AAV-hAQP1 for the treatment of radiation-induced xerostomia (the “Third Purchase”);

(iv)

at MeiraGTx, LLC’s option and subject to the satisfaction of certain conditions, an additional Purchase for an aggregate purchase price of $50 million upon botaretigene sparoparvovec’s (“bota-vec”) receipt of marketing approval from either the U.S. Food and Drug Administration (“FDA”) or the European Medicines Agency for the treatment of RPGR gene-associated X-linked retinitis pigmentosa (the “Fourth Purchase”);

(v)

at MeiraGTx, LLC’s option and subject to the satisfaction of certain conditions, an additional Purchase for an aggregate purchase price of $50 million upon AAV-hAQP1’s receipt of marketing approval from the FDA for the treatment of radiation-induced xerostomia (the “Fifth Purchase”); and

(vi)

at MeiraGTx, LLC’s option and subject to the approval of each Purchaser agreeing to participate therein, in its sole discretion, a sixth Purchase for an aggregate purchase price of up to $100 million (the “Sixth Purchase”).

The proceeds from the Royalty Notes may be used for working capital, the repayment of existing indebtedness and permitted business purposes.

The Company may enter into a change of control with a third party at any time, and if the Company consummates a change of control with a third party, the Company may be required to pay certain specified amounts to Purchasers depending on the timing of such change of control and the identity of such acquiror.

The Purchasers will be entitled to receive capped payments (the “Revenue Payments”) equal to 1.95% of the global net sales (“Net Sales”) of the Company’s gene therapy products AAV-AIPL1, AAV-hAQP1 and bota-vec (the “Included Products”), which may increase pro rata upon the making of any Purchase subsequent to the First Purchase and Second Purchase of an aggregate of $125 million, and may decrease pro rata upon any voluntary partial repurchase at any time of the Royalty Notes, in each case subject to the applicable cap. If the aggregate amount of Revenue Payments and any Milestone Payment (as defined in the definitive agreement) and voluntary repurchase amounts made by the Company to the Purchasers pursuant to the Royalty Note Purchase Agreement as of December 31, 2031 (the “Test Date”) equals or exceeds the amount of the aggregate purchase price for the Royalty Notes paid by the Purchasers (the “Total Funded Amount”) to the Company pursuant to the Royalty Note Purchase Agreement (the “Test Date Condition”), the then-applicable percentage of Net Sales payable as Revenue Payments will automatically decrease by a percentage specified in the Royalty Note Purchase Agreement for all subsequent years, subject to the applicable cap. If the Test Date Condition is not satisfied by the Test Date of December 31, 2031, the then-applicable percentage of Net Sales payable as Revenue Payments may increase for all subsequent years, subject to the applicable cap, to a rate that would have provided the Purchasers with 100% of the Total Funded Amount as of the Test Date had such rate applied from the date of the First Purchase through and including the Test Date. The capped Revenue Payments will become payable to the Purchasers on a quarterly basis after marketing approval is received for each Included Product.

The Company may elect at any time and at its sole discretion to voluntarily repay in whole or in part in $25 million increments the Total Funded Amount plus agreed capped multiples.

The Purchasers have an option to terminate the Royalty Note Purchase Agreement and to require the Company to repurchase the Royalty Notes in full for an amount equal to the Total Funded amount plus an agreed capped multiple upon certain enumerated events of default.

The Company’s obligations under the Royalty Note Purchase Agreement are guaranteed by the Company and certain of its subsidiaries. To secure the Obligors’ obligations under the Royalty Note Purchase Agreement, the Obligors have granted a security interest in the Obligors’ cash, equity interests, receivables, property, plant & equipment and in specific assets related to the Included Products for the benefit of the Purchasers.

The Royalty Note Purchase Agreement contains customary representations, warranties and indemnities of the Obligors and the Purchasers, and customary covenants on the part of the Obligors.

The foregoing description of the Royalty Note Purchase Agreement contained herein is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Royalty Note Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Securities Purchase Agreement

On June 30, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with TPC Investments Solutions II LP, a Delaware limited partnership (“TPC Investments”), and TPC Investments Solutions Co-Invest II LP, a Delaware limited partnership (together with TPC Investments, the “Investors”), funds affiliated with Oberland, providing for the issuance of an aggregate of 950,570 (the “Initial Shares”) ordinary shares, nominal value $0.00003881 per share, of the Company (the “Ordinary Shares”) at a price per share equal to $10.52, which was the volume-weighted average price per share for the 30 trading days prior to signing of the Purchase Agreement, for an aggregate purchase price of approximately $10.0 million. The closing for the sale of the Initial Shares will occur on July 17, 2026. The Purchase Agreement also provides the Investors with the right, at such Investors’ discretion, to acquire additional Ordinary Shares (the “Right”) having an aggregate purchase price of up to $15.0 million (together with the Initial Shares, the “Shares”) at a price per share determined as set forth in the Purchase Agreement. The Shares and the Right are being issued to the Purchasers in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Purchase Agreement, on June 30, 2026, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), which obligates the Company to file a registration statement under the Securities Act by November 15, 2026, registering the resale of the Shares by the Investors.

The Purchase Agreement and Registration Rights Agreement include customary representations, warranties and covenants. The foregoing description of the Purchase Agreement and Registration Rights Agreement contained herein is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, copies of which are filed as Exhibits 10.2 and 10.3, respectively, hereto and incorporated herein by reference.

Item 1.02Termination of a Material Definitive Agreement.

On June 30, 2026, the Company redeemed in full all outstanding principal amounts under the notes issued pursuant to the Amended and Restated Notes Purchase Agreement and Guaranty, dated as of August 2, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified), by and among the Company, the subsidiary guarantors party thereto, Perceptive Credit Holdings III, LP, as the administrative agent and the noteholders party thereto (the “Perceptive NPA”), and paid accrued, but unpaid interest on such notes and certain other fees related to such redemption. Upon such redemption and payment, the Perceptive NPA terminated, other than contingent indemnification and reimbursement obligations which by their express terms survive termination. No early termination penalties were incurred by the Company.

A description of the Perceptive NPA and copies of the agreement and the amendments, amendments and restatements and supplement thereto have been previously filed by the Company in the Company’s Quarterly Report on Form 10-Q filed on November 11, 2022, the Company’s Annual Report on Form 10-K filed on March 14, 2023, the Company’s Current Report on Form 8-K filed on August 10, 2023, the Company’s Annual Report on Form 10-K filed on March 15, 2024, and the Company’s Annual Report on Form 10-K filed on March 30, 2026.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01Regulation FD Disclosure.

On July 7, 2026, the Company issued a press release in connection with entering into the Royalty Note Purchase Agreement, a copy of which is filed as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding future obligations under the Royalty Note Purchase Agreement, as well as statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “would,” “continue,” “anticipate,” “eligible” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks and uncertainties associated with the completion of the offering on the anticipated terms or at all, market conditions, satisfaction of customary closing conditions related to the offering; risks related to the Company’s product candidate development and operations; and the other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, one should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Royalty Note Purchase Agreement, dated as of June 30, 2026, by and among MeiraGTx, LLC, MeiraGTx Holdings plc, the other obligors party thereto, the purchasers party thereto and Maverick SA LLC.*

10.2	Securities Purchase Agreement, dated as of June 30, 2026, by and among MeiraGTx Holdings plc, TPC Investments Solutions II LP and TPC Investments Solutions Co-Invest II LP.*

10.3	Registration Rights Agreement, dated as of June 30, 2026, by and among MeiraGTx Holdings plc, TPC Investments Solutions II LP and TPC Investments Solutions Co-Invest II LP.

99.1	Press Release of MeiraGTx Holdings plc, dated as of July 7, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* Portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2026

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officer